                               FIRST AMENDMENT
                                    TO THE
                          FIRST AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                          GOLF TRUST OF AMERICA, L.P.


                      February 1, 1998


     This First Amendment to the First Amended and Restated Agreement of Limited Partnership of Golf Trust of America, L.P. (this "First Amendment") is dated as of February 1, 1998 and amends the First Amended and Restated Agreement of Limited Partnership of Golf Trust of America, L.P., dated as of February 12, 1997 (the "Partnership Agreement") by and among GTA GP, Inc., a Maryland corporation (in its capacity as general partner, the "General Partner"), and each of the Limited Partners signatory thereto. The General Partner, with the consent of the Limited Partners signatory hereto (together with the General Partner, the "Parties"), issues this First Amendment pursuant to Section 11.01 of the Partnership Agreement. Capitalized terms used, but not defined, in this First Amendment shall have the meanings set forth in the Partnership Agreement.

     THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts, understandings and intentions:

     (i) As of the dated hereof, there are 4,867,272 Partnership Units ("OP Units") outstanding held by Limited Partners other than GTA LP.

     (ii) The Limited Partners signatory hereto hold in the aggregate 3,738,556 OP Units, which number is at least two-thirds (2/3) of the outstanding OP Units referred to in paragraph (i), above.

     (iii) The Parties desire to amend the Partnership Agreement to clarify the date on which Redemption Right of newly issued OP Units is first exercisable, to simplify the creation of additional classes of OP Units, to simplify the process by which the Partnership commits to maintain indebtedness for the benefit of certain Limited Partners, and to clarify the distributions payable to GTA GP and GTA LP on newly issued OP Units.

     NOW THEREFORE WITNESSETH, the Parties do hereby agree as follows:

     SECTION A. ADDITIONAL CLASSES OF OP UNITS. Section 4.02 of the Partnership Agreement is hereby amended by adding the following Section 4.02(a)(iii):


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

          (iii) Description of Additional Classes or Series. The General Partner shall record on EXHIBIT D the name of any additional class or series of Partnership Interests together with the terms and conditions, designations, preferences and relative, participating, optional or other special rights, powers and duties (collectively, together with all associated provisions, "Rights and Duties") of the holders thereof. In the event of any conflict between (A) the Rights and Duties of an additional class of Partnership Interests established pursuant to this Section 4.02 and recorded in EXHIBIT D and (B) the Rights and Duties of Limited Partners generally under this Agreement, EXHIBIT D shall govern the Rights and Duties of such additional class of Limited Partner.

     SECTION B. MAINTENANCE OF INDEBTEDNESS. Section 6.11 of the Partnership Agreement is hereby amended in its entirety to read as follows:

          6.11 MAINTENANCE OF INDEBTEDNESS. The General Partner may commit the Partnership to maintain such amount of indebtedness for such period of time for the benefit of any Limited Partner as it shall determine in its sole and absolute discretion without the consent of any Limited Partner. The General Partner may record such commitment on EXHIBIT E or in a separate agreement and may provide that such commitment may not be amended or rescinded without the consent of the Limited Partner for whose benefit the commitment is made.

     SECTION C. DISTRIBUTIONS TO GTA GP AND GTA LP ON CERTAIN NEWLY ACQUIRED PARTNERSHIP UNITS. Section 5.02 of the Partnership Agreement is hereby amended by adding the following Section 5.02(c):

               (c) Notwithstanding the proviso of Section 5.02(a), the cash distribution payable to GTA GP and GTA LP in respect of Partnership Interests corresponding to newly issued REIT Shares (as contemplated by to Section 4.02(a)(ii)) shall not be reduced if such reduction would cause the distribution on such Partnership Interests to be less than the aggregate dividends payable by the Company on such REIT Shares.

     SECTION D.  EXERCISE OF REDEMPTION RIGHTS.

     1. The first sentence of Section 8.05 of the Partnership Agreement is hereby amended in its entirety to read as follows:

                 (a) Subject to Sections 8.05(b)-(h), on or after the date which is the later of (i) one (1) year after the Effective Date with respect to such Partnership Units or (ii) such date as shall be agreed to by such


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

     Limited Partner prior to the issuance of such Partnership Units and set forth by the General Partner on EXHIBIT F, each Limited Partner (other than GTA LP) shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Redemption Amount; provided that if any REIT Shares are to be issued, either their issuance shall have been registered pursuant to a registration statement declared effective under the Securities Act of 1933, as amended (the "Securities Act") or their resale by such Limited Partner shall have been registered pursuant to such a registration statement.

     2. The definition of "Effective Date" in Article I of the Partnership Agreement is hereby amended in its entirety to read as follows:

          "EFFECTIVE DATE", for purposes of Section 8.05 only, means for any given Partnership Unit the date on which such Partnership Unit was initially issued by the Partnership, and otherwise means the date of the closing of the Initial Offering.

     SECTION E. EXHIBITS. The Partnership Agreement is hereby amended by adding the following exhibits after Exhibit C:

     1. Exhibit D, entitled "Additional Classes and Series of Partnership Interest." Exhibit D shall initially include the following entry:

          a. ADDITIONAL CLASS OF PARTNERSHIP INTERESTS. There is hereby created Class B Limited Partnership Interests in the Partnership.
     The Class B Limited Partnership Interests shall have the same redemption rights as set forth in Section 8.05 of the Partnership Agreement. Class B Limited Partnership Units shall not be entitled to any distributions of cash as set forth in Section 5.02 of the Partnership Agreement. No income or losses shall be allocated to the holders of the Class B Limited Partnership Units.

     2.   Exhibit E, entitled "Maintenance of Indebtedness."    Exhibit E shall
initially include the following entry:

          1. NORTHGATE. In addition to any other indebtedness outstanding pursuant to Section 6.11 of this Agreement, for a period of ten years following February 12, 1997, the Partnership shall maintain indebtedness (the "Required Northgate Indebtedness") in an amount equal to the lesser of approximately: (A) $4,300,000 or (B) the aggregate negative capital account balances of the contributor of Northgate Country


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

     Club (the "Northgate Partner") at the time of the contribution of such Golf Course (the "Initial Northgate Negative Capital Account"); and the Northgate Partner shall be permitted to guaranty such indebtedness. The Required Northgate Indebtedness shall be reduced to the extent that the Northgate Partner (or its partners, if the Northgate Partner distributes its Partnership Units to its partners) redeem in whole or in part, their Partnership Units in exchange for REIT Shares, redeem their Partnership Units in full for cash or otherwise dispose of their Partnership Units or dies (the Partnership Units that are so redeemed, disposed of, or held by transferees of deceased holders are referred to as "Northgate Stepped-Up Basis Units"). In such a case, the Required Northgate Indebtedness shall be reduced by an amount equal to the original Required Northgate Indebtedness prior to any reduction multiplied by a fraction equal to (i) the Initial Northgate Negative Capital Account, minus the aggregate negative capital account balances associated with the Northgate Stepped-Up Basis Units redeemed or transferred immediately prior to the reduction of the Required Northgate Indebtedness, divided by (ii) the Initial Northgate Negative Capital Account. If the Partnership fails to maintain such level of debt, then the Partnership shall pay to the Northgate Partner (or its partners, if the Northgate Partner distributes its Partnership Units to its partners) the amount of federal and state income taxes (together with interest and penalties) of that Partner, which are associated with the reduction in debt. To the extent at the end of the ten (10) year period the Partnership has debt not otherwise guaranteed, the Partnership, to the extent permitted by the lender, will permit the Northgate Partner (or its partners, if the Northgate Partner distributes its Partnership Units to its partners) to guarantee such debt (or to enter into reimbursement agreements with the Partnership or any Affiliate of the Partnership to whom such debt is recourse, if any); provided, however, that nothing contained herein shall prevent the Partnership or any such affiliate from incurring, retiring, repaying, or prepaying such debt at any time after such ten year period.

          2. EMERALD DUNES. In addition to any other indebtedness outstanding pursuant to Section 6.11 of the Agreement, for a period of ten years following February 1, 1998, the Partnership shall maintain indebtedness (the "Required Emerald Dunes Indebtedness") in an amount equal to the lesser of approximately: (A) $13,000,000 or
     (B) the aggregate negative capital account balances of the contributor of Emerald Dunes (the "Emerald Dunes Partner") at the time of the contribution of such Golf Course (the "Initial Emerald Dunes Negative Capital Account"). The Required Emerald Dunes Indebtedness may be reduced to the extent that: (i) such reduction is required pursuant to the terms of the loan documents evidencing the Required Emerald Dunes Indebtedness as of February 1,


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

     1998; or (ii) the Emerald Dunes Partner redeems in whole or in part, its Partnership Units in exchange for REIT Shares, redeems its Partnership Units or otherwise disposes of its Partnership Units (the Partnership Units that are so redeemed, or disposed of are referred to as "Emerald Dunes Stepped-Up Basis Units"). In such a case, the Required Emerald Dunes Indebtedness may be reduced by an amount equal to the original Required Emerald Dunes Indebtedness prior to any reduction multiplied by a fraction equal to (i) the Initial Emerald Dunes Negative Capital Account, minus the aggregate negative capital account balances associated with the Emerald Dunes Stepped-Up Basis Units redeemed or transferred immediately prior to the reduction of the Required Emerald Dunes Indebtedness, divided by (ii) the Initial Emerald Dunes Negative Capital Account. The Partnership shall also take no action which would cause the Required Emerald Dunes Indebtedness to be recharacterized as a "recourse liability" (rather than a "nonrecourse liability") pursuant to
     Section 752 of the Code and the Treasury Regulations promulgated thereunder. If the Partnership fails to maintain such level of the Required Emerald Dunes Indebtedness or causes such debt to be recharacterized as a recourse liability, as aforesaid, then the Partnership shall pay to the Emerald Dunes Partner the amount of federal and state income taxes (together with interest and penalties) of that Partner, which are associated with such reduction or recharacterization or the Required Emerald Dunes Indebtedness. To the extent that, at the end of the ten (10) year period the Partnership has debt not otherwise guaranteed, the Partnership, to the extent permitted by the lender, will permit the Emerald Dunes Partner (at its option) to guarantee such debt (or to enter into reimbursement agreements with the Partnership or any Affiliate of the Partnership to whom such debt is recourse, if any); provided, however, that nothing contained herein shall prevent the Partnership or any such affiliate from incurring, retiring, repaying or prepaying the Required Emerald Dunes Indebtedness at any time after such ten year period.

     3. Exhibit F, entitled "Schedule of Dates on which Certain Limited Partners may first exercise their Redemption Right of certain Partnership Units." Exhibit F shall initially include the following entries:


     Name and address of partners       Partnership units issued      Redemption Date
     ----------------------------       ------------------------      ---------------
     Golf Legends Ltd., Inc.                   1,532,352              2/12/98*
     Seaside Resorts Ltd., Inc.                  806,456              2/12/98*
     Heritage Golf Club, Ltd., Inc.              801,561              2/12/98*
     Legends of Virginia LC                      598,187              2/12/98*
     Northgate                                   189,854              2/12/98
     Olde Atlanta Golf Club
       Limited Partnership                        72,246              2/12/98


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

     Bright's Creek
       Development Company, LLC                  105,950              2/12/98
     David J. Dick                                12,500              2/12/98*
     W. Bradley Blair, II                         12,500              2/12/98*
     James Hoppenrath                              3,750              2/12/98
     Golf Host Resorts, Inc.                     274,039              2/12/98
     John J. Rainieri, Sr.
       Betty Rainieri
       Raintree Country Club, Inc.               121,529              2/12/98
     Eagle Watch Golf Club
       Limited Partnership                        70,158              9/30/98
     Properties of the Country, Inc.              19,231              10/17/98
     Granite Golf Group, Inc.                     24,424              11/25/98
     Stonehenge Golf Development, LLC            169,811              12/19/98
     Mystic Creek Golf Club,
       Limited Partnership                        52,724              1/16/99
     Okeechobee Championship Golf, Inc.          227,526              2/1/99


     * Additionally, at the IPO, Messrs. Young, Blair and Dick entered into lock-Up agreements with the underwriters to the effect that neither they, nor any of their affiliates, may dispose of any securities "convertible into, exercisable for or exchangeable for shares of Common Stock" without the prior written consent of Robertson, Stephens & Company LLC for 30 months after February 6, 1997; PROVIDED that up to 50% of such securities may be disposed of beginning 18 months after February 6, 1997.

     4. Each such exhibit may be revised by the General Partner according to the terms of the Partnership Agreement, as amended. Notwithstanding the foregoing, none of such exhibits may be amended with respect to a Limited Partner (e.g. by changing the date on which a Limited Partner's OP Units may be redeemed pursuant to EXHIBIT F or changing the Partnership's commitment to maintain a certain level of indebtedness pursuant to EXHIBIT E) absent the written consent of such Limited Partner.

     SECTION F. MISCELLANEOUS. This First Amendment may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed as of the date first written above.

                    General Partner

                    GTA GP, INC.,
                    A MARYLAND CORPORATION

                   [signature page follows]


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


                    By: /s/ W. Bradley Blair, II
                       -----------------------------------
                    Its: President and CEO


                    Limited Partners

                    GOLF LEGENDS, LTD.,
                    A SOUTH CAROLINA CORPORATION


                    By: /s/ Larry D. Young
                       -----------------------------------
                    Name: Larry D. Young
                         ---------------------------------
                    Its: President
                        ----------------------------------

                    HERITAGE GOLF CLUB, LTD.,
                    A SOUTH CAROLINA CORPORATION


                    By: /s/ Larry D. Young
                       -----------------------------------
                    Name: Larry D. Young
                         ---------------------------------
                    Its: President
                        ----------------------------------

                    SEASIDE RESORTS, LTD.,
                    A NORTH CAROLINA CORPORATION


                    By: /s/ Larry D. Young
                       -----------------------------------
                    Name: Larry D. Young
                         ---------------------------------
                    Its: President
                        ----------------------------------


                    LEGENDS OF VIRGINIA, LC
                    A VIRGINIA LIMITED LIABILITY COMPANY


                    By: /s/ Larry D. Young
                       -----------------------------------
                    Name: Larry D. Young
                         ---------------------------------
                    Its: Manager
                        ----------------------------------



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